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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 9, 2002


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


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          Maryland                   1-12514                 84-1246585
       (State or Other             (Commission             (IRS Employer
       Jurisdiction of            File Number)          Identification No.)
       Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 5.     OTHER EVENTS

On July 12, 2002, Keystone Property Trust ("Keystone") announced that its Board of Trustees has elected Russell C. Platt to the Board, effective immediately. Mr. Platt replaces Michael J. Falcone, who resigned from the Board to pursue personal interests, which may involve non-core properties Keystone may sell. Mr. Platt's term will expire at the Annual Meeting of Shareholders to be held in 2003.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

99.1        Press Release dated July 12, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    KEYSTONE PROPERTY TRUST



Date: July 15, 2002                 By: /s/ Jeffrey E. Kelter
                                        ---------------------
                                    Jeffrey E. Kelter
                                    President and Chief Executive Officer


Date: July 15, 2002                 By: /s/ Timothy E. McKenna
                                        ----------------------
                                    Timothy E. McKenna
                                    Senior Vice President and
                                    Chief Financial Officer


Date: July 15, 2002                 By: /s/ J. Peter Lloyd
                                        ------------------
                                    J. Peter Lloyd
                                    Vice President and
                                    Corporate Controller